Exhibit 10.05

THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of September 9, 2004, by BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Lender (“Lender”); MAGNETEK, INC., a Delaware corporation (“MagneTek”) and MAGNETEK ADS POWER, INC., a Delaware corporation and Subsidiary of MagneTek, as Borrowers; and MAGNETEK LEASING CORPORATION, a Delaware corporation, MAGNETEK MONDEL HOLDING, INC., a Delaware corporation, MAGNETEK NATIONAL ELECTRIC COIL, INC., a Delaware corporation and MONDEL ULC, an unlimited liability corporation organized under the laws of Nova Scotia, Canada, as Guarantors.

Recitals

A.            The Borrowers, the Guarantors and the Lender have entered into a Credit Agreement dated as of August 15, 2003, as amended by the First Amendment to Credit Agreement dated as of November 25, 2003 and by the Second Amendment to Credit Agreement dated as of February 12, 2004 (as amended, the “Credit Agreement”). Capitalized terms used, but not defined, in this Amendment which are defined in the Credit Agreement will have the meanings given to them in the Credit Agreement.

B.            The Borrowers and the Guarantors desire that the Lender: (i) waive certain Defaults, (ii) consent to the merger of Maxtec into its parent corporation, MXT, with MXT as the surviving corporation, (iii) consent to the dissolution of MXT and the distribution of all of its property, real and personal, tangible and intangible, to MagneTek, and (iv) agree to certain amendments to the Credit Agreement, all as contemplated by the terms, and subject to the conditions, of this Amendment.

C.            The Lender is willing to waive such Defaults and amend the Credit Agreement as contemplated by the terms, and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the mutual covenants and agreements and the conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrowers, and the Guarantors hereby agree as follows:

1.             Waiver of Current Financial Covenant Defaults. Based on financial information submitted by the Borrowers to the Lender, Defaults (collectively, the “Current Covenant Defaults”) have occurred: (i) under Section 6.29.2 of the Credit Agreement with respect to the Fixed Charge Coverage Ratio for the Test Period ended June 27, 2004 (a required 1.25 to 1 opposite an actual result of a negative ratio), (ii) Section 6.29.3 of the Credit Agreement with respect to the EBITDA Covenant for the Test Period ended June 27, 2004 [a required $1,100,000 opposite an actual result of ($1,766,000)], and (iii) Section 6.34(c) of the Credit Agreement with respect to the Operating Profit Covenant of TPG for the Test Period ended June 27, 2004 [a required maximum loss of ($1,700,000) opposite an actual result of ($2,119,000)]. The Loan Parties have requested that the Lender waive the Current Covenant Defaults.  The Lender hereby waives the Current Covenant Defaults for the specific periods indicated.  The waiver provided in this Section 1 and in Section 3.1 of this Amendment will not apply to any other Default or Unmatured Default, whether past, present, or future, including, without limitation, any violations of the above described financial covenants as of dates other than that specifically referenced in this Section 1. The waiver provided in this Section 1 and in Section 3.1 of this Amendment, either alone or together with other waivers which the Lender may give from time to time, shall not, by course of dealing, implication or otherwise, obligate the Lender to waive any Default or Unmatured Default, past, present or future, other than those specifically waived by this Amendment, or reduce, restrict or in any way affect the discretion of the Lender in considering any future waiver requested by the Borrowers or any of the other Loan Parties.

2.                                       Amendments to the Credit Agreement.

2.1           The definitions of “Borrower”, “Borrowing Base Group Member” and “ICG” in Section 1.1 of the Credit Agreement are hereby amended by deleting each reference to “Maxtec”.

2.2           The definition of “Change of Control” in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

“Change in Control” means any of the following (or any combination of the following) whether arising from any single transaction or event or any series of transactions or events (whether as the most recent transaction in a series of transactions) which, individually or in the aggregate, results in: (a) the acquisition by any Person or two or more Persons acting in concert (including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding voting Capital Stock of MagneTek; (b) the election of a director of MagneTek as a result of which at least a majority of MagneTek’s Board of Directors does not consist of Continuing Directors; (c) MagneTek’s ceasing to own, free and clear of all Liens (except for Permitted Liens and Liens in favor of the Lender) or other adverse claims, 100% of the outstanding voting Capital Stock of ADS (except as contemplated by Section 6.34) or Mondel Holding on a fully diluted basis; or (d) Mondel Holding’s ceasing to own, free and clear of all Liens (except in favor of the Lender) or other adverse claims, 100% of the outstanding voting Capital Stock of Mondel Canada on a fully diluted basis.

2.3           The definitions of “Consolidated Group” and “Loan Parties” in Section 1.1 of the Credit Agreement are hereby amended by deleting each reference to “Maxtec” and to “MXT”.

2.4           The definition of “Telemotive Inventory” in Section 1.1 of the Credit Agreement is hereby amended by deleting each reference to “Maxtec” and to “Maxtec’s”.

2.5           The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

“Borrowing Base” means, at any time, the sum of:

(a)           (i) 85% of the Eligible Accounts of each Borrowing Base Group Member, other than ADS plus (ii) the lesser of (A)85% of the Eligible Accounts of ADS or (B) $1,000,000;

plus        (b)           the least of:

(i)                                     the sum of: (A) 55% of ESI Inventory which at such time is Eligible Inventory; (B) 25% of Telemotive Inventory which at such time is Eligible Inventory; (C) 25% of Elevator Inventory which at such time is Eligible Inventory; (D) 20% of PEG Raw Materials which at such time are Eligible Inventory; (E) 10% of PEG Rectifiers which at such time are Eligible Inventory; (F) 35% of PEG Finished Goods which at such time are Eligible Inventory; and (G) the lesser of (1) $350,000 or (2) the sum of (x) 10% of Mondel Canada Inventory which at such time is Eligible Inventory and (y) 10% of Power Inventory which at such time is Eligible Inventory;

(ii)                                  80% of the Net Orderly Liquidation Value, as of any date, of the then aggregate amount of Borrowers’ Eligible Inventory; and

(iii)                               $4,000,000; and

minus     (c)           Reserves.

All Inventory will, as of any time, be valued at the lower of cost or market value, determined on a FIFO basis.  No specified category of Inventory in subparagraph (b) may be construed to include, and is deemed to exclude, any Inventory specified to be in another category of Inventory such that all specified categories of Inventory are at all times mutually exclusive for all purposes of this Agreement. The Lender may, in its Permitted Discretion, reduce the advance rates set forth above or reduce one or more of the other elements used in computing the Borrowing Base with 15 days advance written notice of such change given to the Borrower Representative unless a Default or an Unmatured Default then exists, in which case the Lender will give the Borrower Representative contemporaneous telephone or written notice of such change. Notwithstanding any term or condition of this Agreement to the contrary, effective August 25, 2004, there shall be no Availability attributed to the value of any Equipment.

2.6           The definition of “Equipment Availability” in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

“Equipment Availability” means zero ($0) Dollars as of August 25, 2004.

2.7           The definition “Scheduled Equipment Availability Reduction” in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

“Scheduled Equipment Availability Reduction” means $75,000.00 per calendar quarter commencing on October 1, 2003; provided, however, that the last Scheduled Equipment Availability Reduction will, for all purposes of this Agreement, occur on July 1, 2004.

2.8           Section 5.23 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

5.23         Affiliate Transactions. Except as set forth on Schedule 5.23, as of the Closing Date, there are no existing or proposed agreements, arrangements, understandings, or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, any of which matters would be required to be disclosed in a proxy statement of MagneTek, other than matters which are disclosed in its 2002 proxy statement.  For the Fiscal Year of the Borrowers ending in June, 2004 and each Fiscal Year ending thereafter, the Borrowers will allocate corporate and other overhead expenses of MagneTek to SPA.  The amount allocated to SPA (“Allocated Overhead Amount”) will be at least $255,000 per Fiscal Quarter.  MagneTek will cause SPA to begin paying the quarterly Allocated Overhead Amount to MagneTek in cash on October 1, 2004 and will cause SPA to continue paying the quarterly Allocated Overhead Amount in cash on the first day of each calendar quarter thereafter occurring.  MagneTek shall not take any actions, or enter into any agreements, that would limit, restrict or defer its rights to receive such payments from SPA.  All of the Capital Stock of J-Tec was sold, and the proceeds of such sale were received by MagneTek, on or before the Closing Date.

2.9           The reference to MXT in Section 6.33 of the Credit Agreement is hereby deleted.

3.                                      Merger of Maxtec and Dissolution of MXT.

3.1           The Loan Parties have requested that the Lender consent to, in sequence: (i) the merger of Maxtec with and into MXT with MXT as the surviving corporation (the “Merger”); and (ii) the dissolution of MXT (the “Dissolution”) in accordance with the agreements, instruments and documents attached as Exhibit A to this Amendment (collectively, the “Merger and Dissolution Documents”). The Merger and Dissolution occurred prior to obtaining the consent of the Lender which constitutes a Default of the Credit Agreement.  The Loan Parties have requested that the Lender waive such Default.  Upon the terms and subject to the conditions of this Amendment, the Lender hereby: (a) waives such Default and (b) consents to the Merger and the Dissolution, without recourse, representation or warranty.

3.2           To the extent not assumed by operation of law or by the Merger and Dissolution Documents, MagneTek hereby acknowledges, confirms and agrees that it is liable for, and it promises to pay, perform, and observe, all of the terms, covenants, conditions, obligations, liabilities, and indebtedness of Maxtec and MXT to the Lender of any type whatsoever, including, but not limited to, the Obligations and all of terms, covenants, conditions, obligations, liabilities and indebtedness of Maxtec and MXT under each of the Loan Documents to which Maxtec or MXT is a party (or by which its property is bound) and all Obligations hereinafter arising thereunder.

3.3           MagneTek agrees that the Liens of the Loan Documents, including, without limitation, the after-acquired property clauses thereof, survived the Merger and Dissolution and are, and will be, effective as to all of the property described in the Loan Documents, whether then existing or owned, now existing or owned or hereafter arising or acquired and whether acquired by Maxtec or MXT, and all substitutions, replacements, renewals, reissues, accessions and additions thereto or thereof, now existing or hereafter arising.

4.                                      Reaffirmation of Security. The Borrowers, Guarantors and the Lender hereby expressly intend that this Amendment shall not in any manner (i) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (ii) be deemed to evidence a novation of the outstanding balance of the Obligations; or (iii) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the

Liens on the Collateral granted pursuant to the Loan Documents evidencing, governing or creating a Lien on the Collateral.  The Borrowers and Guarantors ratify and reaffirm any and all grants of Liens to the Lender on the Collateral as security for the Obligations, and the Borrowers and Guarantors acknowledge and confirm that the grants of the Liens to the Lender on the Collateral: (a) represent continuing Liens on all of the Collateral, (b) secure all of the Obligations, and (c) represent valid, first and best Liens on all of the Collateral except to the extent, if any, of the Permitted Liens.

5.             Representations. To induce the Lender to accept this Amendment, the Borrowers and the Guarantors hereby represent and warrant to the Lender as follows:

5.1           Each Borrower and Guarantor has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

5.2           This Amendment constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

5.3           Each of the Borrower’s and each of the Guarantor’s representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment (other than a representation or warranty that is stated to relate solely to an earlier date) with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute a Default under, the Loan Documents; provided, however, that Schedule 5.9 of the Credit Agreement is hereby amended and restated in its entirety by substituting in its stead the document attached as Exhibit B to this Amendment.

5.4           No Default or Unmatured Default has occurred and is continuing, other than the Current Covenant Defaults and the Default specified under Section 3.1 of this Amendment.

5.5           On consummation of the Merger and Dissolution, MagneTek directly acquired, and obtained good title to, all of the assets and properties, real and personal, tangible and intangible, of Maxtec and MXT.

5.6           Maxtec, MXT and MagneTek each had adequate power and authority, and each of them had full legal right to enter into each of the Merger and Dissolution Documents to which it is a party, and to perform, observe and comply with all of their respective agreements and obligations under each of such Merger and Dissolution Documents.  The Lender continues to have, and had on the consummation of the Merger and Dissolution, a first priority security interest in and Lien on all of the assets and properties, real and personal, tangible and intangible, formerly owned by Maxtec and/or MXT and now owned by MagneTek except to the extent, if any, of the Permitted Liens.

5.7           The execution and delivery by Maxtec, MXT and MagneTek of the Merger and Dissolution Documents to which it is a party, the performance by Maxtec, MXT and MagneTek of all of their respective agreements and obligations under the Merger and Dissolution Documents to which it is a party, and the consummation of the Merger and Dissolution pursuant to the Merger and Dissolution Documents was duly authorized by all necessary corporate action on the part of Maxtec, MXT and MagneTek and did not: (a)contravene any provision of their respective Articles of Incorporation or Bylaws; (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties of Maxtec, MXT or MagneTek under, any document creating any Indebtedness other than the Loan Documents; (c) violate or contravene any provision of any law, rule or regulation or any order, ruling or interpretation thereunder or any decree, order or judgment of any Governmental Authority; (d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of Maxtec, MXT, MagneTek or any other Person other than the Lender; or (e) require any Person to make any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the rules of the Federal Trade Commission thereunder.  “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government or any agency or instrumentality thereof (including any central bank).

6.             Costs and Expenses; Fee. The Borrowers will promptly on demand pay or reimburse the Lender for the reasonable costs and expenses incurred by the Lender in connection with this Amendment.  The Borrowers will pay to the Lender an amendment and waiver fee in the amount of $15,000 upon Borrowers’ and Guarantors’ execution of this Amendment.

7.             Release. The Borrowers and the Guarantors hereby release the Lender from any and all liabilities, damages and claims arising from or in any way related to the Loans or any of the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment.  The foregoing release does not release or discharge, or operate to waive performance by, the Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

8.             Continuing Effect of Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

9.             One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement.  All references in any of the Loan Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment.  This Amendment may be signed by facsimile signatures, and if so signed, (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

10.           Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

11.           Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.           Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

13.           Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

14.           Reaffirmation of Guaranties. The Guarantors hereby each reaffirm their respective Guaranty and acknowledge and agree that no Guarantor is released from its obligations under its Guaranty by reason of this Amendment and that the obligations of the Guarantors under their respective Guaranties extend to the Credit Agreement and the other Loan Documents as amended by this Amendment.  This reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that the Lender notify or seek the consent of any of the Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranties, it being expressly acknowledged and reaffirmed that the Guarantors have under each respective Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or consent thereto.

15.           Other Documents. With the signing of this Amendment, the Borrowers and Guarantors will deliver to the Lender such other documents, instruments, and agreements deemed necessary or desirable by the Lender to effect the amendments to the Borrowers’ credit facilities with the Lender contemplated by this Amendment.

[REMAINDER INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Borrowers and the Guarantors have executed this Amendment to be effective as of the date set forth in the opening paragraph of this Amendment.

THE BORROWERS:

MAGNETEK, INC.

By:	/s/ David P. Reiland
David P. Reiland, Executive Vice
President and Chief Financial Officer

MAGNETEK ADS POWER, INC.

By:	/s/ David P. Reiland
David P. Reiland, President

THE GUARANTORS:

MONDEL ULC

By:	/s/ David P. Reiland
David P. Reiland, President

MAGNETEK MONDEL HOLDING, INC.

By:	/s/ David P. Reiland
David P. Reiland, President

MAGNETEK LEASING CORPORATION

By:	/s/ David P. Reiland
David P. Reiland, President

MAGNETEK NATIONAL ELECTRIC COIL, INC.

		By:	/s/ David P. Reiland
David P. Reiland, President

Accepted at Cincinnati, Ohio, as of September 9, 2004

BANK ONE, NA

By:	/s/ Jeffrey W. Swartz
Jeffrey W. Swartz, Vice President/Associate Director

EXHIBIT A

(Merger and Dissolution Documents)

FORM BCA 12.20 (rev, Dec. 2003)
ARTICLES OF DISSOLUTION
Business Corporation Act

Jesse White, Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217) 782-6951
http://www.cyberdriveilinois.com	FILED

Remit payment in the form of a	JUL 01 2004
check or money order payable
to the Secretary of State	JESSE WHITE
SECRETARY OF STATE

                                      File#  5837-487-3  Filing Fee: $5.00 Approved:    /s/ [ILLEGIBLE]                                      Submit in duplicate                                Type or print clearly in black ink                           Do not write above this line

1.                                       CORPORATE NAME:  MXT HOLDINGS, INC.

2.                                       Post office address to which may be mailed a copy of any process against the corporation that may be served on the Secretary of State:

10900 Wilshire Blvd., Suite 850, Los Angeles, California 90024

3.	Dissolution of the corporation was duly authorized on June 10, 2004 in the manner indicated below:
(Month & Day) (Year)

(Mark an “X” in one box only)

☐                                    By a majority of the incorporations, provided no directors were named in the Articles of Incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 12.05, the corporation having issued no shares as of the authorization of the dissolution

(Notes 1 & 2)

☒                                    By a written consent signed by all shareholders entitled to vote on dissolution, in accordance with section 12.10, board of director action not being required.

(Note 3)

☐                                    By the shareholders, in accordance with Section 12.15, a resolution having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the dissolution.

(Note 3)

☐                                    By the shareholders, in accordance with Section 12.15 and 7.10, a resolution having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation, Shareholders who have not consented in writing have been given notice in accordance with Section 7.10

(Note 3)

(COMPLETE ONLY WHEN APPLICABLE)

4.	(a)

List all issuances of shares not previously reported to the Secretary of State (Including shares issued for cash or other property, share dividends, share splits, share exchanges pursuant to Section 11.10, and shares to affect an exchange or reclassification of issued shares) and give the value of the entire consideration received therefore, less expenses; list any amounts added or transferred to paid-in capital, without the issuance of shares.

(Note 4)

Date of Issuance Or Contribution	Class	Per Value	Number of Shares Issued		Entire Consideration Received

$
$
				TOTAL	$

(COMPLETE BOTH SIDES OF DOCUMENTS)

(b)                               List all cancellations of shares not previously reported to the Secretary of State and give the cost.

Date of Cancellation	Class	Number of Shares Cancelled		Cost

$
$
			TOTAL	$

5.                                       Issued shares at date of execution:

Class	Series	Par Value	Number of Shares
Common Class A		$.001	295,041.5
Common Class B		$.001	291,667

6.                                       Paid-in capital at date of execution:

Paid-in Capital	$1,760,125

(“Paid-in Capital” replaces the terms “Stated Capital” and “Paid-in Surplus” and is equal to the total of these accounts.)

7.                                       The Undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true. (All Signatures must be in BLACK INK.)

Dated	June 10,	,	2004	MXT HOLDINGS, INC.
	(Month & Day)		(Year)	(Exact Name of Corporation)

/s/ Tina D. McKnight
(Any authorized officer’s signature)
Tina D. McKnight, Secretary
(Type or print Name and Title)

* If dissolution is authorized by the Incorporators or by the board of directors, a majority of them must SIGN BELOW, and type or print name and title.

The undersigned affirms, under the penalties of  perjury, that the facts stated herein are true.

Dated	June 10,	,	2004
	(Month & Day)		(Year)

NOTES

1.               Incorporators are authorized to dissolve a corporation ONLY before any shares have been issued AND before any directors have been named or elected. The signatures of a majority of the incorporators must appear on these Articles of Dissolution.

2.               Directors are authorized to dissolve a corporation ONLY before any shares have been issued. In the event there are no officers, the signature of a majority of the directors or such directors as may be designated by the board must appear on these Articles of Dissolution.

3.               All dissolutions not authorized by the incorporators or the directors must be authorized by the shareholders.

Shareholders may authorize dissolution by their unanimous written constent. This does not require any action of the board of directors and does not require a shareholders’ meeting.

Shareholder authorization may also be by vote at a shareholders’ meeting or by less than unanimous consent, in writing, without a meeting.

To be effective, the dissolution must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on dissolution and, if class voting applies, then also at least 2/3 of the votes within each class.

If the articles of Incorporation so provide, the 2/3 vote requirement may be superseded by any smaller or larger vote requirement, not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.

When shareholder authorization is by less than unanimous written consent, all shareholders must be given notice of the proposed dissolution action at least five days before the consent is signed. Shareholders who have not signed the consent must be given prompt notice that dissolution was duly authorized.

4.               In the event of an increase in paid-in capital, all applicable franchise taxes, penalties and interest must be paid before this document can be accepted for filing.

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

“MAXTEC INTERNATIONAL CORP.”, A DELAWARE CORPORATION, WITH AND INTO “MXT HOLDINGS, INC.” UNDER THE NAME OF “MXT HOLDINGS, INC.”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, AS RECEIVED AND FILED IN THIS OFFICE OF THE NINTH DAY OF JUNE, A.D. 2004, AT 7:50 O’CLOCK P.M.

	/s/ Harriet Smith Windsor
[SEAL]	Harriet Smith Windsor, Secretary of State
	AUTHENTICATION:	3220800

	DATE:	07-08-04

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:50 PM 06/09/2004
FILED 07:50 PM 06/09/2004
SRV 040429121 - 2140276 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

MAXTEC INTERNATIONAL CORP.

(A Delaware Corporation)

INTO

MXT HOLDINGS, INC.

(As Illinois Corporation)

It is hereby certified that:

1.                                       MXT Holdings, Inc. (the “Corporation”) is a business corporation of the State of Illinois.

2.                                       The Corporation is the owner of all of the outstanding shares of each class of stock of Maxtec International Corp., which is a business corporation of the State of Delaware.

3.                                       The laws of the jurisdiction of organization of MXT Holdings, Inc. permit the mergers of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.                                       The Corporation hereby merges Maxtec International Corp. into the Corporation.

5.                                       The following is a copy of the resolutions adopted on June 8, 2004 by the sole Director of the Corporation to merge the said Maxtec International Corp. into the Corporation:

WHEREAS, the sole Director has deemed it to be in the best interests of this Corporation that the Corporation merge with its wholly owned subsidiary, Maxtec International Corp., a Delaware corporation (“Maxtec International”);

RESOLVED, that the Corporation shall merge with Maxtec International and that this Corporation shall be the surviving corporation; and

RESOLVED FURTHER, that the Plan of Merger attached hereto as Exhibit A (the “Plan of Merger”) is hereby approved, and the President and Secretary, or any other officers of the Corporation, are hereby authorized and directed to execute said Plan of Merger on behalf of the Corporation;

RESOLVED FURTHER, that the Plan of Merger shall be filed with the Secretary of State of the State of Illinois and shall be effective upon the completion of said filing; and

RESOLVED FURTHER, that pursuant to the Plan of Merger, upon the effective date of the merger, that this Corporation will succeed to all assets, rights, powers and property, held by Maxtec International immediately prior to the effective date of the merger, and shall be subject to all actions previously taken by the Board of Directors of Maxtec International, and shall be subject to all debts, liabilities and obligations of Maxtec International as constituted immediately prior to the effective date of the merger; and

RESOLVED FURTHER, that the outstanding shares of Maxtec International shall be cancelled and no stock of Maxtec International or other consideration shall be delivered in exchange thereof, and

RESOLVED FURTHER, that this Corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of the obligations of Maxtec International, as well as for enforcement of any obligations of this Corporation arising from the merger herein provider for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding; and does hereby specify the following address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

Corporate Secretary

Magnetek, Inc.

10900 Wilshire Blvd., suite 850

Los Angeles, CA. 90024

RESOLVED FURTHER, that the officers of this Corporation be, and they hereby are, authorized to execute any further documents, certificates or instruments necessary or appropriate to effectuate the foregoing resolutions.

Executed on: June 8, 2004

By:	/s/ Tina D. McKnight
Authorized Officer

Name:	Tina D. McKnight

Title:	Secretary

[SEAL]

OFFICE OF THE SECRETARY OF STATE

JESSE WHITE  • Secretary of State

JUNE 16, 2004	5837-487-3

CSC NETWORKS

801 ADLAI STEVENSON DR

SPRINGFIELD, IL 62703

RE MXT HOLDINGS, INC.

DEAR SIR OR MADAM:

ENCLOSED YOU WILL FIND THE ARTICLES OF MERGER REGARDING THE ABOVE NAMED CORPORATION.

FEES IN THIS CONNECTION HAVE BEEN RECEIVED AND CREDITED.

THIS DOCUMENT MUST BE RECORDED IN THE OFFICES OF THE RECORDERS OF THE COUNTIES IN WHICH THE REGISTERED OFFICES OF THE MERGING CORPORATIONS ARE LOCATED. IN ORDER TO COMPLY WITH ARTICLE 6 OF THE COUNTIES CODE, AS AMENDED JANUARY 1, 1995, THE PAGES OF THIS DOCUMENT MUST BE SEPARATED BEFORE IT IS PRESENTED FOR RECORDING.

THE SURVIVING CORPORATION SHALL EXECUTE A REPORT FOLLOWING MERGER (FORMS ARE ENCLOSED) AND FILE SAME IN THIS OFFICE WITHIN SIXTY DAYS AFTER MERGER.

SINCERELY YOURS,

/s/ Jesse White
JESSE WHITE
SECRETARY OF STATE

DEPARTMENT OF BUSINESS SERVICES

CORPORATION DIVISION

TELEPHONE (217) 782-6961

JW.CD

Springfield, Illinois 62756

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Jesse White, Secretary of State,
Department of Business Services
Springfield, IL 82758
Telephone (217) 782 6961
www.Cyberdriveilinois.com

Remit payment in the form of a
check or money order payable
to the Secretary of State	FILED

The filing fee is $100, but if merger or	JUL 16 2004
consolidation involves more than 2
corporations, $50 for each additional	JESSE WHITE
corporation	SECRETARY OF STATE

                                                              File# 5837-487-3 Filing Fee: $ 100.00 Approved:   /s/ [ILLEGIBLE]                              Submit in duplicate                         Type or Print clearly in black ink                          Do not write above this line

NOTE: Strike inapplicable words in items 1, 3 and 4.

1.               Names of the corporations proposing to merge consolidate exchange shares, and the state or country of their incorporation:

Name of Corporation	State or Country of Incorporation	Corporation File Number

MXT Holdings, Inc.	Illinois	5837-4873
Maxtec International Corp.	Delaware	5483-0912

2.               The laws of the state or country under which each corporation is incorporated permits such merger, consolidation or exchange.

3.               (a)          Name of the surviving corporation:  MXT Holdings, Inc.

(b)         It shall be governed by the laws of:   Illinois

If not sufficient space to cover this point, add one or more sheets of this size.

4.               Plan of merger is as follows:

See attached Agreement of Merger

5.               Plan of merger consolidation exchange was approved as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following items are not applicable to mergers under §11.30 — 90% owned subsidiary provisions. See Article %)

(Only “X” one box for each Illinois corporation)

Name of Corporation

By the shareholders, a reso-
lution of the board of direc
tors having been duly
adopted and submitted to a
vote at a meeting of share-
holders. Not less than the
minimum number of votes
required by statute and by
the articles of Incorporation
voted in favour of the action
taken.
(§ 11.20)

By written consent of the
shareholders having notless
than the minimum number of
votes required by statute and
by the articles of Incorpora-
tion . Shareholders who have
not consented in writing have
been given notice in accor-
dance with § 7.10 (§ 11.20)

By written consent of ALL the share- holders entitled to vote on the action. In accordance with § 7.10 & § 11.20

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6.               (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois.

a.               The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.              The Secretary of State of the State of Illinois shall be and hereby is Irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.               The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.                                     (Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

a.               The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Share Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

Maxtec International Corp.	4,555 Class A Common	4,555 Class A Common(100%)

b.              (Not applicable to 100% owned subsidiaries)

The date of mailings a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , .
(Month & Day)	Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporation received?     ☐ Yes    ☐ No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.                                     The undersigned corporation have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signature must be in BLACK INK.)

Dated:	June 8	,	2004	MXT Holdings, Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation)

/s/ Tina D. McKnight
(Any authorized officer’s signature)

Tina D. McKnight, Secretary
(Type or Print Name and Title)

Dated	June 8	,	2004	Maxtec International Corp.
	(Month & Day)		(Year)	(Exact Name of Corporation)

/s/ Tina D. McKnight
(Any authorized officer’s signature)

	Tina D. McKnight, Secretary
(Type of Print Name and Title)

Date		,
	(Month & Day)		(Year)	(Exact Name of Corporation)

	(Any authorized officer’s signature)

	(Type of Print Name and Title)

AGREEMENT OF MERGER

This Agreement of Merger, dated June 8, 2004 (“Merger Agreement”) between Maxtec International Corp., a Delaware Corporation (“Maxtec International”) and MXT Holdings, Inc., an Illinois corporation (“MXT Holdings”) (“MXT Holdings”  or the “Surviving Corporation”) (Maxtec International and MXT Holdings hereinafter collectively referred to as the “Constituent Corporations”),

WITNESSETH:

WHEREAS, MXT Holdings owns all of the outstanding shares of capital stock of Maxtec International; and

WHEREAS, the Board of Directors of the Constituent Corporation deem it advisable and in the best interest of the Constituent Corporation that Maxtec International be merged into MXT Holdings.

NOW, THEREFORE, the Constituent Corporations hereby agree as follows:

ARTICLE I

The Constituent Corporations

1.01                           (a)                                  Maxtec International was incorporated under the laws of the State of Delaware on October 9, 1987.

(b)                                 Maxtec International is authorized to issue an aggregate of 120,000 shares of Class A Common Stock and 12,999 shares of Class B Common Stock.

(c)                                  On the date hereof, 4,555 shares of Maxtec International’s Class A Common Stock are issued and outstanding.

1.02                           (a)                                  MXT Holdings was incorporated under the laws of the State of Illinois on June 7, 1995.

(c)                                  MXT Holdings is authorized to issue an aggregate of 1,000,000 shares of Class A common stock and 1,000,000 shares of Class B common stock.

(d)                               On the date hereof, 295,041.5 Class A Common Stock and 291,667 Class B Common Stock of MXT Holdings are issued and outstanding.

ARTICLE II

The Merger

2.01 (a) The Merger shall become effective at such time (“Effective Time of Merger”) as this Agreement, Articles of Merger, and Certificate of Ownership and Merger of each Constituent Corporation are simultaneously filed with the Secretary of State of the State of Illinois and Delaware.

(b)  At the Effective Time of the Merger, Maxtec International shall be merged into MXT Holdings and the separate corporate existence of Maxtec International shall thereupon cease. MXT Holdings shall be surviving corporation in the Merger and the separate corporate existence of MXT Holdings, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

2.02 (a) The Surviving Corporation shall succeed to all of the rights, privileges, powers, immunities and franchises of Maxtec International, all of the properties and assets of Maxtec International, and interests due or belonging to Maxtec International and shall be subject to, and responsible for, all of the debts, liabilities and obligations of Maxtec International.

(b)   If, at any time after the Effective Time of the Merger, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurance or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Maxtec International acquired or to be acquired by the Surviving Corporation as a result of , or in connection with, the Merger or to otherwise carry out this Merger Agreement,  the officers and directors of the Surviving Corporation shall and will be authorized to execute and deliver, in the name and on behalf of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such right, properties or assets in the Surviving Corporation or to otherwise carry out this Merger Agreement

ARTICLE III

Articles of Incorporation, Bylaws and
Directors and Officers of the Surviving Corporation

3.01 The Articles of Incorporation of MXT Holdings in effect immediately prior to the Effective Time of the Merger, shall be the Articles of Incorporation of the Surviving Corporation unless and until amended as provided by law and such Articles of Incorporation.

3.02 The Bylaws of MXT Holdings in effect immediately prior to the Effective Time of the Merger, shall be the Bylaws of the Surviving Corporation unless and until amended or repealed as provided by law, the Articles of Incorporation and such Bylaws.

3.03 The directors and officers of MXT Holdings immediately prior to the Effective Time of the Merger, shall be the directors and officers, respectively, of the Surviving Corporation, in each case until their successors shall have been elected, qualified or until otherwise provided by law.

ARTICLE IV

Effect of The Merger on the Capital Stock of the
Constituent Corporations: Exchanges of Certificates

4.01 As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any shares of MXT Holdings, the outstanding shares of Maxtec International, all of which are owned by MXT Holdings, shall be cancelled and no stock or other consideration shall be delivered in exchange therefore.

ARTICLE V

Termination and Amendment

5.01 This Merger Agreement may be terminated at any time prior to the Effective Time of the Merger by mutual agreement of the Boards of Directors of the Constituent Corporations.

5.02 In the event of the termination of this Merger Agreement as provided above, this Merger Agreement shall forthwith become void and there shall be no liability on the part of either Maxtec International or MXT Holdings or their respective officers and directors.

5.03 This Merger Agreement may be amended by the parties hereto any time before or after approval hereof by the directors of either Maxtec International or MXT Holdings. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first above written.

MAXTEC INTERNATIONAL CORP.

By:	/s/ David P. Reiland
David P. Reiland, President

By:	/s/ Tina D. McKnight
Tina D. McKnight, Secretary

MXT HOLDINGS, INC.

By:	/s/ David P. Reiland
David P. Reiland, President

By:	/s/ Tina D. McKnight
Tina D. McKnight, Secretary

ACTION BY WRITTEN CONSENT

OF THE SOLE DIRECTOR OF

MXT HOLDINGS, INC.

AN ILLINOIS CORPORATION

The undersigned, being the sole Director of MXT Holdings, Inc., an Illinois Corporation (the “Corporation”) hereby consents to the adoption of the following resolutions:

WHEREAS, Magnetek, Inc. (hereinafter “Shareholder”), owning all the issued and outstanding shares of the common stock of this Corporation, has executed and delivered to the Secretary of this Corporation a Written Consent to Action by the Sole Shareholder of MXT Holdings, Inc. to wind up its affairs and dissolve this Corporation; and

WHEREAS, it is deemed to be in the best interests of this Corporation and its Shareholder to voluntarily dissolve the Corporation and to adopt a Plan of Complete Liquidation and Distribution (hereinafter “Plan”) of its assets;

RESOLVED, that in accordance with Section 12.10 of the Illinois Buisness Corporation Act and Section 332 of the Internal Revenue Code of 1986, as amended, this Corporation does hereby elect to wind up its affairs and voluntarily dissolve as of June 10, 2004; and

RESOLVED FURTHER, that the following Plan be adopted:

1.               All of the taxes, obligations and liabilities on the part of this Corporation having been paid, are being paid, or are adequately provided for; therefore, no written notice of the proceedings for the voluntary dissolution and winding up of this Corporation need be given to creditors.

2.               All remaining assets of the Corporation shall be distributed to the Shareholder in complete redemption and cancellation of all the outstanding stock of this Corporation. Any receivables due to the Corporation shall be collected as soon as possible and the cash derived therefrom shall be distributed to the Shareholder.

3.               Immediately following the distribution of all assets of this Corporation and the payment of all the debts and liabilities of the Corporation, or adequate provisions having been made therefore, Articles Of Dissolution shall be filed with the Illinois Secretary of State’s Office as required by Section 12.20 of the Illinois Business Corporation Act.

RESOLVED FURTHER, that the officers of this Corporation be, and they hereby are, authorized to execute any further documents, certificates or instruments necessary or appropriate to effectuate the foregoing resolutions.

/s/ David P. Reiland
David P. Reiland

WRITTEN CONSENT TO ACTION

BY THE SOLE SHAREHOLDER

OF

MXT HOLDINGS, INC.

AN ILLINOIS CORPORATION

The undersigned, being the sole shareholder of MXT Holdings, Inc., an Illinois Corporation (the “Corporation”) hereby consents to the adoption of the following resolutions:

WHEREAS, it is deemed advisable and in the best interests of the Corporation that this Corporation wind up its affairs and voluntarily dissolve;

RESOLVED, that the undersigned, holding of record 255,208 Class A Common shares of capital stock and 503,698 Class B Common shares of capital stock of said Corporation, constituting all of the outstanding shares and voting power of said Corporation, does hereby elect and consent to the winding up of the affairs of said Corporation and to its voluntary dissolution; and

RESOLVED FURTHER, that the proposed Plan of Complete Liquidation and Distribution for winding up the affairs and dissolving the Corporation is hereby approved in all respects; and

RESOLVED FURTHER, that the undersigned hereby further directs the Directors and officers of said Corporation to take such further action as may be necessary or proper to wind up the affairs and dissolve this Corporation.

Dated as of June 10, 2004.

MAGNETEK, INC.

/s/ David P. Reiland
David P. Reiland, Vice President

/s/ Tina D. McKnight
Tina D. McKnight, Secretary

BILL OF SALE AND ASSIGNMENT

This BILL OF SALE AND ASSIGNMENT (this “Bill of Sale and Assignment’) is made as of July 1, 2004 (the “Effective Date”) by and between MXT Holdings, Inc., an Illinois corporation (“Subsidiary”) and Magnetek, Inc., a Delaware corporation (“Magnetek”).

WHEREAS, Magnetek has made a business decision to discontinue the operation of Subsidiary’s business as a separate subsidiary of Magnetek and will continue such business as a division of Magnetek, and Magnetek, consistent therewith, is filing for dissolution of the Subsidiary with the State of Illinois; and

WHEREAS, upon dissolution of the Subsidiary, all of its inventory, equipment, accounts receivable, and any and all other property (collectively the “Assets”) will be transferred and assigned to Magnetek, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subsidiary and Magnetek hereby agree as follows:

1.                                     Conveyance and Transfer of Property. As of the Effective Date of this Bill of Sale and Assignment, Subsidiary hereby sells, conveys, transfers, assigns and delivers unto Magnetek, AS IS, WHERE IS, AND WITH ALL FAULTS, all legal and beneficial right, title and interest of the Subsidiary in and to the Assets, subject to: (i) all security interests and other liens of Bank One, NA under the Credit Agreement dated as of August 15, 2003 among Magnetek, the Subsidiary, and certain other subsidiaries of Magnetek (as heretofore or hereafter amended, collectively, the “Credit Agreement”), the Collateral Documents (as defined in the Credit Agreement) and the other Loan Documents (as defined in the Credit Agreement) and (ii) all other valid and enforceable liens and encumbrances, if any.

2.                                       Consideration. In consideration for the sale, assignment and transfer to Magnetek of all of Subsidiary’s Assets, Magnetek hereby assumes as of the Effective Date of this Bill of Sale and Assignment: (i) all of the Obligations (as defined in the Credit Agreement) of the Subsidiary and (ii) all other valid and enforceable liens and encumbrances of Subsidiary with respect to such assets (the “Purchase Price”).

3.                                     Subsidiary’s Limited Representations and Warranties. Subsidiary hereby represents and warrants that:

(a)                                  Existence and Power. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and is wholly owned by Magnetek at the time of this transaction. Subsidiary has all corporate power and authority and all governmental licenses, authorizations, consents and approvals to own the Assets.

(b)                                 Authority: Enforceability. Subsidiary has full capacity, right, and all corporate power and authority, to enter into this Bill of Sale and Assignment and consummate the transactions contemplated hereunder.

(c)                                Title to Assets. Subsidiary hereby represents and warrants to Magnetek that it has all legal and beneficial right, title and interest in and to the Assets subject to the liens and encumbrances set forth in Section 1.

4.                                     Magnetek’s Representations and Warranties. Magnetek hereby represents and warrants that:

(a)                                  Residence. Magnetek is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Magnetek has full capacity, right, and all corporate power and authority, to enter into this Bill of Sale and Assignment and consummate the transactions contemplated hereunder.

(b)                               Knowledge of Business and Assets. Magnetek is familiar with Subsidiary’s business and with the Assets and has seen and inspected, or prior to the Effective Date will see and inspect, all of the Assets to be transferred pursuant to this Bill of Sale and Assignment and further, Magnetek accepts the Assets, “AS IS, WHERE IS AND WILL ALL FAULTS”.

5.                                     Governing Law. This Bill of Sale and Assignment will be governed by and interpreted in accordance with the laws of the State of Delaware, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

6.                                     Further Acts. Each party will in good faith perform such further acts and execute such additional agreements as necessary to effectuate the purposes of this Bill of Sale and Assignment.

7.                                     Entire Agreement. This Bill of Sale and Assignment shall, together with the Plan of Complete Liquidation and Dissolution of the Subsidiary made on or about June 10, 2004, constitute the entire agreement between Magnetek and Subsidiary, and no prior agreements, oral or written, shall be binding upon either party to the extent that they purport to be binding with respect to the transactions contemplated hereby.

8.                                     Non-Waiver. Unless expressly waived in writing, the failure of either party to enforce the terms of this Bill of Sale and Assignment or to take action to remedy any alleged breach of this Bill of Sale and Assignment shall not constitute a waiver of such alleged breach or failure to perform, nor shall it constitute a waiver of either party’s rights with respect to any subsequent failure to perform or alleged breach of this Bill of Sale and Assignment.

2

IN WITNESS WHEREOF, the parties have executed this Bill of Sale and Assignment as of the date first above written.

MXT HOLDINGS, INC.		MAGNETEK, INC.

By:	/s/ David P. Reiland	By:	/s/ David P. Reiland
	David P. Reiland		David P. Reiland
	President		Executive Vice President
And Chief Executive Officer

3

EXHIBIT B

(Replacement Schedule 5.9)

SCHEDULE 5.9

CAPITALIZATION AND SUBSIDIARIES

[Schedule 5.9 sets forth (a) a correct and complete list of the name and relationship to the Borrowers of each and all of the Borrowers’ Affillates, (b) the location of the chief executive office of the Borrowers and each of its Subsidiaries and each other location where any of them have maintained their chief executive office in the past five years, (c) a true and complete listing of each class of each of the Loan Parties’ authorized Capital Stock and, with respect to all loan Parties other than Magnetek, is owned beneficially and of record by the Persons identified on Schedule 5.9, and (d) the type of entity of each of the Loan Parties.]

[With respect to each Loan Party, Schedule 5.9 also sets forth the employer or taxpayer identification number of each Loan Party and the organizational identification number issued by each Loan Party’s jurisdiction of organization or a statement that no such number has been issued.]

Missing information to be supplemented at such time as the stock certificates are delivered pursuant to Section 4.2(h) of the Credit Agreement.

MAGNETEK, INC.

Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer or Tax ID Number	95-3917584
Chief Executive Office(s)	10900 Wilshire Blvd., Suite 850 Los Angeles, CA 90024
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)	n/a
Authorized Shares	n/a
Issued Shares	n/a
Shares Owned By	n/a
Percent Ownership	n/a

MAGNETEK ADS POWER, INC.

Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer or Tax ID Number	94-3389525
Chief Executive Office(s)	2025 Royal Lane Dallas, TX 75229
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)	#2
Authorized Shares	1,000
Issued Shares	1
Shares Owned By	Magnetek, Inc.
Percent Ownership	100%

MAGNETEK MONDEL HOLDING, INC.

Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer or Tax ID Number	62-1842647
Chief Executive Office(s)	10900 Wilshire Boulevard, Suite 850 Los Angeles, CA 90024
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)	#1
Authorized Shares	1,000
Issued Shares	1,000
Shares Owned By	Magnetek, Inc.
Percent Ownership	100%

MONDEL ULC

Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer or Tax ID Number	Ontario Tax ID #5445930 Business Code: 873370191 RC0002
Chief Executive Office(s)	2610 Dunwin Drive Mississauga, Ontario L5L-IJ5
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)	#2
Authorized Shares	50,000,000
Issued Shares	1
Shares Owned By	Magnetek Mondel Holding, Inc.
Percent Ownership	100%

MAGNETEX INDUSTRIAL CONTROLS GROUP (UK) LIMITED

Jurisdiction of Organization	United Kingdom
Type of Entity	Company
Employer or Tax ID Number	Company number 4657162
Chief Executive Office(s)	27 St. Cuthberts Street Bedford Bedfordshire MK40 3JG
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)	#1
Authorized Shares	1,000
Issued Shares	1
Shares Owned By	Magnetek, Inc.
Percent Ownership	100%

MAGNETEX, S.P.A.

Jurisdiction of Organization	Italy
Type of Entity	Company
Employer or Tax ID Number	n/a
Chief Executive Office(s)	52028 Terranuova Bracciolini (AR) Italy
Classes of Stock Outstanding	Common
Stock Certificate Number(s)
Authorized Shares	22,000,000
Issued Shares	14,300,000
Shares Owned By	Magnetek, Inc.
Percent Ownership	100%

MAGNETEX INDUSTRIAL CONTROLS GROUP (UK) LIMITED

Jurisdiction of Organization	Hungary
Type of Entity	Company
Employer or Tax ID Number	n/a
Chief Executive Office(s)	Cehmester u.3 2013-Pomaz (Budapest) Hungary
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, S.p.A.
Percent Ownership	100%

MAGNETEX CHINA

Jurisdiction of Organization	China
Type of Entity	Company
Employer or Tax ID Number	n/a
Chief Executive Office(s)	Block 17, Area A, Tantou Western Industrial Park, Songgan, Bao’an District Shenzhen, 518105, China
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, S.p.A.
Percent Ownership	100%

Note: Magnetek China is currently owned by ARCO, a Hong Kong company that is being dissolved. ARCO is 95% owned by SpA and 5% owned by KFT (SpA’s Hungarian subsidiary). After dissolution of ARCO, Magnetek, China will be 100% owned by SpA.

MAGNETEX VERTRIEBSGESELLSCHAFT mbH

Jurisdiction of Organization	Germany
Type of Entity	Company
Employer or Tax ID Number	n/a
Chief Executive Office(s)	Osterwald StraBe, Haus C11/III D-80805 Munchen Deutschland
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, S.p.A.
Percent Ownership	67%

NOTE: This company was established to sell product in Germany and is essentially a sales office. It is 1/3 owned by Peter Raadsen, the sales person in Germany.

NOTE: THE FOLLOWING ENTITIES ARE ALL INACTIVE

MAGNETEK NATIONAL ELECTRIC COIL, INC. (Inactive)
Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer of Tax ID Number	76-0150791
Chief Executive Office(s)	26 Century Boulevard, Suite 600 Nashville, TN 37214
Classes of Stock Outstanding	Common Stock
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, Inc.
Percent Ownership	100%

MAGNETEK LEASING CORPORATION (Inactive)
Jurisdiction of Organization	Delaware
Type of Entity	Corporation
Employer of Tax ID Number	95-4367265
Chief Executive Office(s)	10900 Wilshire Boulevard, Suite 850 Los Angeles, CA 90024
Classes of Stock Outstanding	Common; Preferred
Stock Certificate Number(s)	#3; Issued to third party
Authorized Shares	1,000; 100,000
Issued Shares	100; 50,000
Shares Owned By	Magnetek, Inc.; Equilease Leasing Corporation
Percent Ownership	80% by Magnetek, Inc.

MAGNETEK DE MEXICO, S.A. DE C.V.(Inactive)
Jurisdiction of Organization	Mexico
Type of Entity	Company
Employer of Tax ID Number	n/a
Chief Executive Office(s)
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, Inc.
Percent Ownership	99%

MANUFACTURAS ELECTRICAS DE REYNOSA, S.A. DE C.V. (Inactive)
Jurisdiction of Organization	Mexico
Type of Entity	Company
Employer of Tax ID Number	n/a
Chief Executive Office(s)	Brecha E 99 Nte. Parque Industrial Reynosa Reynosa, Tamaulipas Mexico C.P. 88780
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, Inc.
Percent Ownership	99%

MEJOR ELECTRONICA DE MEXICO, S.A. DE C.V. (Inactive)
Jurisdiction of Organization	Mexico
Type of Entity	Company
Employer of Tax ID Number	n/a
Chief Executive Office(s)
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, Inc.
Percent Ownership	99%

SERVICIO DE GUARDERIAS, S.C. (Inactive)
Jurisdiction of Organization	Mexico
Type of Entity	Company
Employer of Tax ID Number	n/a
Chief Executive Office(s)	Brecha E 99 Nte. Parque Industrial Reynosa Reynosa, Tamaulipas Mexico C.P. 88780
Classes of Stock Outstanding
Stock Certificate Number(s)
Authorized Shares
Issued Shares
Shares Owned By	Magnetek, Inc.
Percent Ownership	99%